                                                                   Exhibit 10.29

                               November 21, 1997



Kenvic Associates
c/o Madison Equities
875 Third Avenue
New York, New York  10022
Attention:

Gentlemen:

     Reference is made to the Contribution Agreement dated as of September 2, 1997 (the "Agreement") by and between Kenvic Associates, a New York partnership ("Contributor"), and Boston Properties Limited Partnership, a Delaware limited partnership ("Partnership"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement or the Partnership Agreement.

     Contributor agrees, as required by Section 12.2 of the Partnership Agreement in order to become an Additional Limited Partner of the Partnership, to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney granted to certain Persons as set forth in Section 2.4 thereof, and with respect to the redemption rights set forth in Section 8.6 thereof, provided that, notwithstanding anything to the contrary set forth in Section 8.6 thereof, Contributor shall not have the right to exercise its redemption rights set forth in such Section until the date which is one (1) year following the Closing Date.

     If as of December 31, 1998, the average daily closing price as reported by the New York Stock Exchange of the common stock of the REIT (the "REIT Shares") for the ten (10) consecutive preceding trading days including December 31, 1998 is less than $31.43 per share (such average amount, the "Share Average"), promptly following such date, Partnership shall transfer to Contributor the number of additional Units equal to (i) the amount of the difference between $31.43 and the Share Average multiplied by 890,869, divided by (ii) the Share Average.

     The Contributor and Partnership further agree that notwithstanding anything to the contrary in the Partnership Agreement:
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Kenvic Associates
___________, 1997
Page 2

     (i) During the 10 year period following the Closing, Partnership may not directly or indirectly sell or otherwise dispose of or transfer or permit the direct or indirect sale, transfer or disposition of the Property or a Successor Designated Property (as hereinafter defined) in a transaction that causes gain recognition under any section of the Code for Contributor without the consent of Contributor; it being agreed that for purposes of this Section, the term "Successor Designated Property" means a property acquired by Partnership upon the disposition of the Property in a Section 1031 like kind exchange or any other exchange transaction that does not result in gain recognition; provided,
                                                                     --------
however, the provisions of this Section shall not be applicable if at any time
-------
Contributor, together with its Permitted Distributees (as such term shall hereinafter be defined) beneficially owns fewer than 35% of the number of Units owned by Contributor following the Closing.

     (ii) Contributor, the Partnership and REIT will reflect and report, on all tax forms or tax returns to be filed with any Federal, State, or local governmental agency or taxing authority, the transactions contemplated and evidenced by the Contribution Agreement in a manner that to the greatest extent possible is consistent with the form of the transactions as evidenced by the Contribution Agreement and the terminology used in the Contribution Agreement.

     (iii) As long as Contributor (including, for this purpose, the Permitted Distributees) retains any Units, Partnership shall utilize the traditional method of allocating gain and depreciation under Section 704(c) of the Code with respect to the Property, with curative allocations limited to gain upon sale of the Property to the extent allocations of depreciation deductions with respect to the Property to other Unit holders have been limited by the so-called "ceiling rule", as described in Regulations Section 1.704-3(c)(iii)(B).

     (iv) In the event and to the extent that Partnership reduces the amount of non-recourse debt secured by the Property from $180,000,000 to not less than $130,000,000, Partnership agrees to permit Contributor and the Permitted Distributees (each such party, the "Affected Party") to (a) restore deficits in each of their capital accounts in an amount to be determined by the Affected Party, which amounts the Affected Party shall be permitted to reduce at any time except to the extent that the Affected Party's capital account is negative at such time, and on the same tier of risk of loss as is provided to the other Unit holders and/or (b) guarantee debt of Partnership not secured by the Property and not guaranteed at that time by any other partner of Partnership and to become the guarantor or guarantors of last resort with respect to any such debt reasonably satisfactory to the Affected Party, the form and content of which guaranty shall also be reasonably satisfactory to the Affected Party, provided however that the sum of the amounts provided for under clauses (a) and (b) of this
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Kenvic Associates
___________, 1997
Page 3

subparagraph (iv) shall not exceed 50% of the amount of such reduction in non-recourse debt secured by the Property. In the event and to the extent that the Partnership reduces the amount of non-recourse debt secured by the Property to below $130,000,000 (other than as a result of normal amortization of the debt as currently provided in the Hancock Mortgage), Partnership agrees to permit each Affected Party to (x) restore deficits in its capital account in an amount to be determined by the Affected Party which amounts the Affected Party shall be permitted to reduce at any time except to the extent that the Affected Party's capital account is negative at such time, and on the same tier of risk of loss as is provided to the other Unit holders and/or (y) guarantee debt of Partnership not secured by the Property (except as otherwise provided in the following sentence) and not guaranteed at that time by any other partner of Partnership and to become the guarantor or guarantors of last resort with respect to any such debt reasonably satisfactory to the Affected Party, the form and content of which guaranty shall be reasonably satisfactory to the Affected Party. For purposes of clause (y) of this subparagraph (iv), during the period from September 4, 2002 until the expiration of this clause (iv) as provided below, if there is debt secured by the Property at any time during such period, the Partnership shall permit the Affected Party to guarantee such debt in an amount equal to the lesser of $100,000,000 or the entire amount of such debt, which debt shall be acceptable to the Affected Party. The parties agree that the sum of the amounts provided for under clauses (a), (b), (x) and (y) of this subparagraph (iv) shall not exceed the lesser of (aa) $130,000,000 less the aggregate amount of debt allocable to all Affected Parties under Code Section 752 with respect to the debt secured by the Property or (bb) the sum of 50% of the amount of such reduction in non-recourse debt secured by the Property from $180,000,000 to not less than $130,000,000 and 100% of such reduction below $130,000,000.

     Failure by the Affected Party to notify the Partnership that the Affected Party objects to certain offered debt or guaranty pursuant to this subparagraph
(iv) within thirty (30) days after receiving notice from Partnership containing details of such offered debt, and which notice is accompanied by a copy of the proposed guaranty, shall mean that such offered debt and the form and content of such offered guaranty are acceptable to the Affected Party for purposes of this subparagraph (iv).

     Partnership shall not permit any partner (other than Contributor or the Permitted Distributees as provided in this subparagraph (iv)) to guarantee any non-recourse debt secured by the Property. This subparagraph (iv) shall be deemed to expire on the earlier of the tenth anniversary of the date hereof or the date on which Contributor, together with its Permitted Distributees beneficially owns fewer than 35% of the number of Units owned by Contributor following the Closing.
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Kenvic Associates
___________, 1997
Page 4

     (v) Partnership shall reasonably prior thereto endeavor to keep Contributor advised of any discussion with Hancock involving modifications of the Hancock Mortgage, or refinancing or payment of the Hancock Mortgage before maturity and when deemed reasonable and appropriate by Partnership in its sole discretion, exercised in good faith, include Contributor in any such formal discussions.

     As used herein, the term "Permitted Distributees" shall mean those persons described in Exhibit A to that certain Lock-Up and Registration Rights Agreement
             ---------
by and among Contributor, the Partnership and the REIT, dated as of the date hereof. Any communications required or permitted under this letter may be given to the Permitted Distributees at their respective addresses shown on the books and records of the Partnership.

     This letter agreement, together with the Agreement, constitutes the entire agreement among the parties hereto and thereto covering the subject matter hereof and thereof. This letter agreement may not be amended or terminated except in a writing signed by each party hereto; may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement; shall be binding on each party hereto, each Permitted Distributee and any permitted assignee of such party; shall not be assignable by any party hereto without the prior written consent of the other party (except to a Permitted Distributee); and shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any conflict of laws provision thereof). Any Permitted Distributee shall only be considered an "Affected Party" pursuant to this letter upon execution and delivery of a counterpart of this letter by such Permitted Distributee.
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Kenvic Associates
___________, 1997
Page 5

     Kindly confirm your agreement with the foregoing by signing and returning the enclosed copy of this letter.

                                BOSTON PROPERTY LIMITED PARTNERSHIP

                                By: Boston Properties, Inc., Its General Partner


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                Agreed and Accepted

                                KENVIC ASSOCIATES, A New York General
                                Partnership


                                By:
                                    --------------------------------------------
                                    Kenneth Gladstone, General Partner of
                                    Kenvic Associates


                                By:
                                    --------------------------------------------
                                    Lucille Gladstone, General Partner of Kenvic
                                    Associates

                                By: Gladwater Associates a New York Limited
                                    Partnership, as a General Partner of Kenvic
                                    Associates


                                    By:
                                        ----------------------------------------
                                        Kenneth Gladstone, General Partner of
                                        Gladwater Associates


                                    By:
                                        ----------------------------------------
                                        Lucille Gladstone,
                                        General Partner of Gladwater Associates


                                By: Vic Associates, a New York Limited
                                    Partnership, as a General Partner of Kenvic
                                    Associates

                                    By: General Chemical and Supply Co., Inc.,
                                        as a General Partner of Vic Associates


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:
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Kenvic Associates
___________, 1997
Page 6

                                     By:
                                          ------------------------------------
                                          Lucille Gladstone, General Partner of
                                          Gladwater Associates

                                 By: Vic Associates, a New York Limited
                                     Partnership, as a General Partner of Kenvic
                                     Associates

                                 By: General Chemical and Supply Co., Inc., as a
                                     General Partner of Vic Associates


                                     By:
                                          ------------------------------------
                                          Name:
                                          Title: